Exhibit 10.63.2

Iowa State University Research Park Corporation
2711 South Loop Drive, Suite 4050
Ames, Iowa 50010-8648

Memorandum of Agreement

DATE:        September 21, 2015

TO:        Carl Langren, VP Finance
NewLink Genetics Corporation
2503 S. Loop Drive, Suite 5100
Ames, IA 50010

FROM:        Steven T. Carter, President

RE:	ADDENDUM TO THE LEASE BETWEEN ISU RESEARCH PARK CORPORATION AND NEWLINK GENETICS CORPORATION DATED AUGUTST 22, 2005.

The following information constitutes additions to the Lease Agreement between ISU Research Park Corporation (Landlord) and NewLink Genetics Corporation (Tenant). Upon signatures of appropriate representatives of Landlord and Tenant affixed to this Memorandum, this Memorandum becomes a part of that Lease Agreement dated August 22, 2005.

Tenant has requested and Landlord agrees to extend the lease for Suite 3900 (±3,147 rsf), in the following manner:

Sq. Ft.        Sq. Ft.        Monthly    Monthly    Annual     Annual
Base        Operating    Base        Operating    Base     Operating
Term        Rents        Rents        Rents        Rents        Rents     Rents

8/1/2015-
1/31/2018    $12.75        Actual        $3,343.69    Actual        $40,124.28    Actual

Tenant leases the space as is. Any modifications will be at the Tenant’s sole expense. Landlord agrees to release Tenant from this lease obligation upon Tenant's move into another facility at the ISU Research Park. Gas & water usage, as well as utility costs for the HVAC system, will be prorated and invoiced monthly. Electricity is metered separately & is invoiced directly from the provider. Subject to the terms of this Memorandum, Tenant agrees that all terms and conditions of the August 22, 2005 Lease and those described in this Memorandum shall remain in force.

Exhibit 10.63.2

NewLink Genetics Corporation
Page Two
September 21, 2015

Please sign and return both originals to my office by October 9, 2015 if you concur with the above terms. We will then send a fully executed copy for your records.

AGREED

FOR                            FOR
NewLink Genetics Corporation            ISU Research Park Corporation
/s/ Carl Langren                    /s/ Steven Carter
VP Finance                        Director
Title                            Title

September 21, 2015                    September 22, 2015
Date                            Date